Share-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

18.	SHARE-BASED COMPENSATION

In order to provide additional incentives to employees and to promote the success of the Company’s business, the Company adopted a share incentive plan in 2011 (the “2011 Plan”) and a share incentive plan in 2013 (the “2013 Plan”), Amended and Restated 2016 Share Incentive Plan (the “2016 Plan”) and 2016 share incentive plan II (the “2016 Plan II”) in 2016, collectively “the Plans”. The Company may grant share-based awards to its employees, directors and consultants to purchase an aggregate of no more than 7,843,100, 3,350,000, 4,890,000 and 3,000,000 ordinary shares of the Company under the 2011 Plan, 2013 Plan, 2016 Plan and 2016 Plan II, respectively. 2011 Plan, 2013 Plan, 2016 Plan and 2016 Plan II were approved by the Board of Directors in May 2011, November 2013, March 2017 and December 2016, respectively. The Plans are administered by the Board of Directors or any of its committees as set forth in the Plans. For share options and restricted shares granted under the Plans, majority are subject to vesting schedules of approximately four years with 25% of the awards vesting each year and have a contractual term of ten years.

Share options

The following table summarizes the Company’s employee share option activity under the share option plans:

	Number of options	Weighted average exercise price	Weighted average grant date fair value	Weighted average remaining contractual term	Aggregate intrinsic value
		US$	US$	Years	US$
Outstanding, January 1, 2017	2,821,592	16.66	11.87	8.15	24,329
Granted	775,458	32.17	30.23
Exercised	(1,060,830)	8.86
Forfeited	(948,606)	24.30

Outstanding, December 31, 2017	1,587,614	24.88	19.67	8.53	63,190

Vested and expected to vest at December 31, 2017	1,533,724	24.84	19.67	8.52	61,103

Exercisable as of December 31, 2017	292,352	13.85	11.65	6.53	14,857

The aggregate intrinsic value in the table above is calculated as the difference between the exercise price of the underlying awards and US$64.67, the closing stock price of the Company’s ordinary shares on December 29, 2017. The weighted-average grant-date fair value of options granted during the years ended December 31, 2015, 2016 and 2017 was nil, US$14.62 and US$30.23, respectively. The total grant date fair value of options vested during the years ended December 31, 2015, 2016 and 2017 was RMB37,582, RMB25,168 and RMB64,334 (US$9,888), respectively. Total intrinsic value of options exercised during the years ended December 31, 2015, 2016 and 2017 was RMB623,605, RMB246,754 and RMB257,025 (US$39,504), respectively.

The aggregate fair value of the outstanding options at the grant dates were determined to be RMB203,146 (US$31,223) and such amount shall be recognized as compensation expenses using the straight-line method for all employee share options granted with graded vesting. As of December 31, 2017, there was RMB148,513 (US$22,826) of total unrecognized share-based compensation expenses, net of estimated forfeitures, related to unvested share-based awards which are expected to be recognized over a weighted-average period of 2.95 years. Total unrecognized compensation expenses may be adjusted for future changes in estimated forfeitures.

Restricted shares

Restricted shares activity for the year ended December 31, 2017 was as follows:

	Number of shares	Weighted average grant date fair value
		US$
Outstanding, January 1, 2017	2,087,392	26.61
Granted	934,518	34.63
Vested	(782,802)	27.66
Forfeited	(588,100)	26.38

Outstanding, December 31, 2017	1,651,008	29.95

Expected to vest, December 31, 2017	1,572,618	29.98

The weighted average grant-date fair value of restricted shares granted during the years ended December 31, 2015, 2016 and 2017 was US$34.70, US$22.30 and US$34.63, respectively, which was derived from the fair value of the underlying ordinary shares. The total grant date fair value of restricted shares vested during the years ended December 31, 2015, 2016 and 2017 was RMB38,104, RMB131,861 and RMB140,887 (US$21,654). The aggregate fair value of the outstanding restricted shares at the grant dates were determined to be RMB321,724 (US$49,448) and such amount shall be recognized as compensation expense using the straight-line method for all restricted shares granted with graded vesting. As of December 31, 2017, there was RMB241,950 (US$37,187) of total unrecognized share-based compensation expenses, net of estimated forfeitures, related to unvested restricted shares which are expected to be recognized over a weighted-average period of 2.91 years. Total unrecognized compensation expenses may be adjusted for future changes in estimated forfeitures.

The binomial option pricing model was applied in determining the estimated fair value of the options granted to employees. The model requires the input of highly subjective assumptions including the estimated expected stock price volatility and the exercise multiple for which employees are likely to exercise share options. For expected volatilities, the Company has made reference to the historical price volatilities of ordinary shares of several comparable companies in the same industry as the Company. The exercise multiple is estimated as the ratio of fair value of underlying shares over the exercise price as at the time the option is exercised and is based on a consideration of research study regarding exercise pattern based on historical statistical data. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury Bills yield curve in effect at the time of grant. The estimated fair value of the ordinary shares, at the option grant dates prior to the IPO, was determined with assistance from an independent third party valuation firm. The Company’s management is ultimately responsible for the determination of the estimated fair value of its ordinary shares. Subsequent to the IPO, fair value of the ordinary shares was the price of the Company’s publicly traded shares.

In November 2016, the Company approved the vesting acceleration plan of options and restricted shares for certain employees and incremental compensation cost of RMB53,896 occurred as a result of the modification.

The Company calculated the estimated fair value of the share-based awards on the respective grant dates using the binomial option pricing model with the following assumptions:

	2016	2017
Fair value of ordinary share	US$23.76-US$24.88	US$45.36-US$54.84
Risk-free interest rates	1.70%-1.75%	2.30%-2.44%
Expected exercise multiple	2.2-2.8	2.2-2.8
Expected volatility	63%	57%-60%
Expected dividend yield	0.00%	0.00%
Weighted average fair value per option granted	US$14.12-US$15.26	US$27.05-US$33.73

Share-based compensation expenses relating to options and restricted shares granted to employees recognized for the year ended December 31, 2015, 2016 and 2017 is as follows:

	Year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB	US$
Cost of revenues	6,939	12,310	15,166	2,331
Sales and marketing expenses	36,584	50,814	53,064	8,155
General and administrative expenses	40,142	77,965	59,954	9,215
Product development expenses	24,280	54,304	49,602	7,624

	107,945	195,393	177,786	27,325